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                          AMENDMENT TO MERGER AGREEMENT


     This is an agreement dated as of March 17, 2000 among U.S. Home Corporation (the "Company"), a Delaware corporation, Lennar Corporation ("Lennar"), a Delaware corporation, and Len Acquisition Corporation ("Acquisition"), a Delaware corporation and a wholly owned subsidiary of Lennar, amending a Plan and Agreement of Merger (the "Merger Agreement") dated as of February 16, 2000 among the Company, Lennar and Acquisition.

     The Merger Agreement is amended as follows:

     1. Clause (ii) of Paragraph 1.7(d)(x) of the Merger Agreement is amended to state the following:

          (ii) the holder will receive in lieu of the shares of Lennar Common Stock the holder does not receive because of the reduction, cash equal to (w) $18, times, (x) the number of shares of U.S. Home Common Stock as to which the holder made the Stock Election, times (y) the total number of shares of Lennar Common Stock which holders of U.S. Home Common Stock did not receive because of the reduction, all divided by
          (z) the total number of shares of Lennar Common Stock (in excess of the Stock Consideration described in clause (i) of Paragraph 1.7(a) and in Paragraph 1.7(b)) which holders of U.S. Home Common Stock who made Stock Elections would have received as a result of the Stock Elections if there had been no reduction, and

     2. The reference to 30 days in the first sentence of Paragraph 1.11(a) is changed to 25 days.

     3. Paragraph 1.11 (b) of the Merger Agreement is amended to state the following:


               (b) To make an election under Paragraph 1.7(d), a holder of U.S. Home Common Stock or a holder of an option to purchase U.S. Home Common Stock must complete an Election Form and send or deliver it, accompanied by either the shares of U.S. Home Common Stock to which it relates or a completed and signed option exercise notice to the address specified in the instructions to the Election Form, and the Election Form and shares or option exercise notice must be received at that address not later than 5:00 p.m., New York City time, on the day before the day on which the Company's Merger Stockholders Meeting is held.

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     4. Paragraph 1.11(c) of the Merger Agreement is amended to state the following:

               (c) An election under Paragraph 1.7(d) may be rescinded, and a new election delivered, at any time before 5:00 p.m, New York City time, on the day before the day on which the Company's Merger Stockholders Meeting is held in the manner which will be specified in the instructions to the Election Form. The latest Election Form which has been delivered and not rescinded by a holder of U.S. Home Common Stock shall be treated as the valid Election Form of that holder. If an election is rescinded but no new election is timely delivered, the shares of U.S. Home Common Stock as to which the election was made (i) will be treated as Non-Election Shares and (ii) will be returned promptly to the stockholder who made the election.

     5. The first two sentences of Paragraph 1.12(d) are amended to state the following:

          Promptly after the Effective Time, the Surviving Corporation will cause the Distributing Agent to mail to each person who was a record holder of U.S. Home Common Stock at the Effective Time and who has not previously delivered their stock certificates with an Election Form, a form of letter of transmittal for use in effecting the surrender of stock certificates representing U.S. Home Common Stock ("Certificates"). Surrender of Certificates with an Election Form or a letter of transmittal will enable a holder of U.S. Home Common Stock to receive payment of the Merger Consideration. The Distributing Agent will distribute the Merger Consideration with regard to the shares represented by the Certificate to, or as otherwise directed in the Election Form or letter of transmittal by, the holder of each Certificate who has delivered a properly completed and executed Election Form, letter of transmittal and any other required document, and the Certificate will be canceled.

     6. Paragraph 5.1(a) of the Merger Agreement is amended to state the following:

               (a) The representations and warranties of Lennar and Acquisition contained in this Agreement will, except as contemplated by this Agreement, be true and correct in all material respects (except that the representations and warranties of Lennar and Acquisition which are qualified as to materiality, or absence of Material Adverse Effect, will be true and correct in all respects) on the Merger Date with the same effect as though made on that date (except that representations or warranties which relate expressly to a specified date or a specified period need only have been true and correct with regard to the specified date or period and except to the extent that the representations and warranties in Paragraph 3.2(j) are not true and correct on the Merger Date because of occurrences or conditions which

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          are attributable to, or result directly from, the public announcement or the pendency of the Merger), and Lennar will have delivered to the Company a certificate dated that date and signed by the president or a vice president of Lennar to that effect.


     7. Paragraph 5.1(e) of the Merger Agreement is amended to state the following:

               (e) Since the date of this Agreement, no events shall have occurred and no circumstances shall have occurred that, individually or in the aggregate, have resulted in or would reasonably be expected to result in a Material Adverse Effect on Lennar, except occurrences or circumstances which are attributable to, or result directly from, the public announcement or the pendency of the Merger or will result from the Merger.

     8. Paragraph 5.2(a) of the Merger Agreement is amended to state the following:

               (a) The representations and warranties of the Company contained in this Agreement will, except as contemplated by this Agreement, be true and correct in all material respects (except that the representations and warranties of the Company which are qualified as to materiality, or absence of Material Adverse Effect, will be true and correct in all respects) on the Merger Date with the same effect as though made on that date (except that representations or warranties which relate expressly to a specified date or a specified period need only have been true and correct with regard to the specified date or period and except to the extent that representations and warranties contained in Paragraph 3.1(l) are not true and correct on the Merger Date because of occurrences or conditions which are attributable to, or result directly from, the public announcement or the pendency of the Merger), and the Company will have delivered to Lennar a certificate dated that date and signed by the president or a vice president of the Company to that effect.

     9. Paragraph 5.2(e) of the Merger Agreement is amended to state the following:

               (e) Since the date of this Agreement, no events shall have occurred and no circumstances shall have occurred that, individually or in the aggregate, have resulted in or would reasonably be expected to result in a Material Adverse Effect on the Company, except occurrences or circumstances which are attributable to, or result directly from, the public announcement or the pendency of the Merger or will result from the Merger.

     10. The first sentence of Paragraph 5.1(i) of the Merger Agreement is amended to state the following:

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          Kaye, Scholer, Fierman, Hays & Handler, LLP shall have delivered to the Company and not withdrawn its written opinion, in form and substance reasonably satisfactory to the Company, to the effect that the Merger will constitute a reorganization within the meaning of
          Section 368(a) of the Code, and that Lennar, Acquisition and the Company will each be a party to a reorganization within the meaning of
          Section 368(b) of the Code.

     11. The facsimile number for Bruce Gross in Paragraph 9.12 is changed to 305-227-7115.

     12. Except as expressly stated above, the Merger Agreement remains in full force and effect, without amendment or modification.



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     IN WITNESS WHEREOF, the Company, Lennar and Acquisition have executed this
Amendment of Merger Agreement, intending to be legally bound by it, on the date shown on the first page.


                                 U.S. HOME CORPORATION


                                 By: /s/ Robert J. Strudler
                                     --------------------------------
                                     Title: Chairman and Co-Chief
                                            Executive Officer

                                 LENNAR CORPORATION


                                 By: /s/ Stuart A. Miller
                                     ---------------------------------
                                     Title: President and Chief
                                            Executive Officer

                                 LEN ACQUISITION CORP.


                                 By: /s/ Bruce Gross
                                     ---------------------------------
                                     Title: Vice President